EXHIBIT 99.1
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For:  Waste Technology Corp.
      5400 Rio Grande Avenue
      Jacksonville, FL 32205


Contact: William E. Nielsen, President
         (904) 358-3812


                              FOR IMMEDIATE RELEASE
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Jacksonville, June 13, 2005 - - Waste Technology Corp. (OTC BULLETIN BOARD:
WTEK) reported that Morton S. Robson has resigned as a director of the Company for personal reasons.